
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 2005


                        (as supplemented March 31, 2006)


                   STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND
                         STRATEGY GROWTH ALLOCATION FUND
                    STRATEGY GROWTH & INCOME ALLOCATION FUND
                         STRATEGY INCOME ALLOCATION FUND

     This Statement of Additional Information relates to the Class A, Class B,
Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This
Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated December 30, 2005. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal year ended August 31, 2005 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the Funds'
Prospectuses. To obtain copies of a Prospectus or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND.
Please retain this Statement of Additional Information for future reference.

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                                TABLE OF CONTENTS


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GENERAL INFORMATION................................................            1

INVESTMENT RESTRICTIONS OF THE FUNDS...............................            2

ADDITIONAL INFORMATION CONCERNING INVESTMENTS BY THE FUNDS AND THE
   UNDERLYING FUNDS................................................            3
   Short-Term Investments..........................................            3
   Repurchase Agreements...........................................            4
   When-Issued and Delayed Delivery Transactions...................            5
   Dollar Rolls....................................................            5
   Lending of Portfolio Securities.................................            6
   Options Transactions............................................            6
   Futures and Options on Futures..................................            8
   CFTC Information................................................           11
   Interest Rate Caps and Floors...................................           11
   Swap Agreements.................................................           11
   Securities of Foreign Banks and Branches........................           12
   Foreign Securities..............................................           13
   Foreign Currency Transactions...................................           15
   Real Estate Investment Trust ("REIT") Securities................           16
   Mortgage-Backed Securities......................................           17
   Adjustable Rate Mortgage Securities.............................           19
   Corporate Debt Securities.......................................           19
   Asset-Backed Securities.........................................           19
   Collateralized Debt Obligations.................................           20
   Debt Obligations Rated Less Than Investment Grade...............           20
   Brady Bond......................................................           21
   U.S. Government Securities......................................           21
   Inflation Protected Securities..................................           22
   Zero Coupon Securities..........................................           23
   Fixed and Floating Rate Debt Obligations........................           23
   Participation Interests.........................................           23
   Fixed Income Securities - Equity Funds..........................           23
   Payment-In-Kind Debentures and Delayed Interest Securities......           24
   Preferred Stock; Convertible Securities.........................           24
   Trust Preferred Securities......................................           24
   Exchange Traded Funds...........................................           24
   Closed-End Investment Companies.................................           25
   Loan Participations.............................................           25
   Credit Enhancement Agreements...................................           25
   Money Market Funds..............................................           25

INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS....................           26
   Restrictions Applicable to the Underlying Funds Other Than Prime
      Obligations Fund.............................................           26
   Restrictions Applicable to Prime Obligations Fund...............           28

DISCLOSURE OF PORTFOLIO HOLDINGS...................................           29
   Public Disclosure...............................................           29
   Nonpublic Disclosure............................................           30
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                                        i

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DIRECTORS AND EXECUTIVE OFFICERS...................................           31
   Independent Directors...........................................           32
   Executive Officers..............................................           33
   Standing Committees of the Board of Directors...................           34
   Fund Shares Owned by the Directors..............................           36
   Compensation....................................................           36
   Sales Load......................................................           38

CODE OF ETHICS.....................................................           38

PROXY VOTING POLICIES..............................................           38

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUND................           38
   Investment Advisor..............................................           38
   Additional Payments to Financial Institutions...................           39
   Administrator...................................................           42
   Transfer Agent..................................................           43
   Distributor.....................................................           43
   Custodian and Independent Registered Public Accounting Firm.....           47

INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS..............           47
   Investment Advisor for the Underlying Funds.....................           47
   Sub-Advisor for International Funds.............................           48

PORTFOLIO MANAGERS.................................................           49
   Compensation....................................................           49
   Ownership.......................................................           50

PORTFOLIO TRANSATIONS AND ALLOCATION OF BROKERAGE..................           51

CAPITAL STOCK......................................................           52

NET ASSET VALUE AND PUBLIC OFFERING PRICE..........................           57

TAXATION...........................................................           57

REDUCING SALES CHARGES.............................................           58
   Class A Sales Charge............................................           58
   Sales of Class A Shares at Net Asset Value......................           59
   Reinvestment Right..............................................           59

ADDITIONAL INFORMATION ABOUT REDEEMING SHARES......................           59
   By Telephone....................................................           59
   By Mail.........................................................           60
   Redemption Before Purchase Instruments Clear....................           61

FINANCIAL STATEMENT................................................           61

RATINGS............................................................   Appendix A

PROXY VOTING POLICES AND PROCEDURE.................................   Appendix B

                              GENERAL INFORMATION

     First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds." Each of the Funds is an open-end diversified investment company.


     As described in the Funds' Prospectuses, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor. These other mutual funds include Equity Income Fund, Equity Index Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, International Fund, Core Bond Fund, High Income Bond Fund and Inflation Protected Securities Fund, each of which is a series of First American Investment Funds, Inc., and Prime Obligations Fund, which is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectuses collectively as the "Underlying Funds." The first fifteen funds named above are referred to herein and in the Prospectuses collectively as the "Equity Funds." Core Bond Fund, High Income Bond Fund and Inflation Protected Securities Fund are referred to herein and in the Prospectuses collectively as the "Fixed Income Funds."


     Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B, Class C, Class R and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the 1940 Act, the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Investment Funds, Inc. ("FAIF"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc. and First American Minnesota Municipal Income Fund II, Inc.) collectively referred to as the First American Closed-End Funds ("FACEF").

                      INVESTMENT RESTRICTIONS OF THE FUNDS

     In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 5 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

     Each of the Funds will:

     1. Concentrate its investments in other investment companies, but will not concentrate its investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. *

----------
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

     None of the Funds will:

     1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Purchase physical commodities or contracts relating to physical commodities.

     3. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     5. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 5 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

     The principal investment strategies of the Funds and the Underlying Funds are set forth in such Funds' Prospectuses. Additional information concerning such principal investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. The Funds and Underlying Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's and Underlying Fund's investment objective. However, in the absence of an affirmative limitation, a Fund or Underlying Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's or Underlying Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

     A percentage limitation on investments by an Underlying Fund stated in this SAI is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. However, except with respect to High Income Bond Fund, Inflation Protected Securities Fund and Equity Income Fund, in no event will more than 5% of any Underlying Fund's net assets be invested in non-investment grade securities or unrated securities determined to be of comparable quality by the Advisor or Sub-Advisor of the Underlying Fund. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. are contained in Appendix A.

     References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to an Underlying Fund.

SHORT-TERM INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds and Underlying Equity Funds and Fixed Income Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the

United States government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Funds' investment advisor, FAF Advisors, Inc. (formerly known as FAF Advisors Inc.) ("FAF Advisors" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.


     The bank instruments in which the Fixed Income Funds invest may also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the Fixed Income Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds, the Underlying Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their respective Prospectus and Statement of Additional Information, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

REPURCHASE AGREEMENTS

     Each of the Underlying Funds may enter into repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield.

Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

     The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Underlying Funds (excluding Equity Index Fund, Mid Cap Index and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

     The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

     When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

DOLLAR ROLLS

     In connection with their ability to purchase securities on a when-issued or delayed delivery basis, the Underlying Fixed Income Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. Core Bond Fund enters into mortgage dollar rolls as a principal investment strategy. In a mortgage dollar roll, a Fixed Income Fund gives up the right to receive principal and interest paid on the securities sold. However, these Underlying Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fixed Income Funds compared with what such performance would have been without the use of mortgage dollar rolls. Each Fixed Income Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a non-principal investment strategy each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which its Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans.

     When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See "Taxation."

     The Advisor acts as securities lending agent for the Underlying Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 35% of the Underlying Funds' income from securities lending transactions. Effective January 1, 2006, this fee will be reduced to 32%.

OPTIONS TRANSACTIONS

     To the extent set forth below, the Underlying Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Underlying Funds; that is, for "hedging" purposes, or, in the case of options written by an Underlying Fund, to produce additional income. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) and the Fixed Income Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Stock, Interest Rate and Commodity Indices. As principal investment strategies, the Equity Funds may purchase put and call options on stock indices, the Fixed Income Funds may purchase put and call options on interest rate indices and Inflation Protected Securities Fund may purchase put and call options on commodity indices.

An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments or commodities. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

     Options on Currencies. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions - Foreign Currency Options."

     Writing Call Options--Equity Funds. As a principal investment strategy, the Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write
(sell) covered call options covering up to 50% of the equity securities owned by such Fund. These transactions would be undertaken principally to produce additional income.

     Writing Options--Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

     Covered Options. The Underlying Funds will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Underlying Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Underlying Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Underlying Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Underlying Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations. The Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

     An Underlying Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. An Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the

Underlying Fund will realized a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Underlying Fund. The premium received for an option written by an Underlying Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, an Underlying Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by an Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Limitations. None of the Underlying Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

FUTURES AND OPTIONS ON FUTURES

     The Underlying Funds may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon and, with respect to Inflation Protected Securities Fund only, commodity and commodity index futures contracts and options thereon. Certain Underlying Funds may also enter into foreign currency futures transactions, which are discussed in more detail below under " --Foreign Currency Transactions."

     A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. Inflation Protected Securities Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

     Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Underlying Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, a Fixed Income Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund's securities or the price of the securities that the Underlying Fund intends to purchase. The Underlying Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund's exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Underlying Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Underlying Funds expect to earn interest income on their initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Underlying Fund will mark to market its open futures positions.

     An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Futures transactions also involve brokerage costs and the Underlying Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

     Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Underlying Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations.


     Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of an Underlying Fund's total assets. Futures transactions will be limited to the extent necessary to maintain an Underlying Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Underlying Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while Inflation Protected Securities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for Inflation Protected Securities Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

CFTC INFORMATION

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator ("CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company that files a notice of eligibility. The Underlying Funds which may invest in commodity futures or commodity options contracts have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

INTEREST RATE CAPS AND FLOORS

     The Fixed Income Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

     The Fixed Income Funds may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. The Fixed Income Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fixed Income Funds may write (sell) and purchase put and call swap options.

     Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

     One example of the use of swaps within a Fixed Income Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fixed Income Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

     Another example of the use of swaps within a Fixed Income Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

     Most swap agreements entered into by a Fixed Income Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

     The use of swap agreements by a Fixed Income Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index does not perform as anticipated by the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

     A Fixed Income Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

     Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fixed Income Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

SECURITIES OF FOREIGN BANKS AND BRANCHES

     Prime Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks as a principal investment strategy. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

     Because the portfolio of Prime Obligations Fund's investments in money market securities may contain securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by such Underlying Fund. Additionally, there may be less public information available about foreign banks and their branches. The Advisor carefully considers these factors when making investments. Prime Obligations Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

FOREIGN SECURITIES

     General. The Underlying Funds may invest in foreign securities as a principal investment strategy.

     Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

     Core Bond Fund and High Income Bond Fund may invest up to 25% of total assets, and Inflation Protected Securities Fund may invest without limitation, in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. In addition, Inflation Protected Securities Fund may invest up to 20% of its net assets in non-dollar denominated foreign securities.

     Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks and foreign branches of United States banks.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

     Emerging Markets. International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Core Bond Fund and High Income Bond Fund may invest in such securities as a non-principal investment strategy, but only if the securities are rated investment grade. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     American Depositary Receipts and European Depositary Receipts. United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign securities, the Equity Funds can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

     Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund may be uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for International Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

     International Fund invests in securities that are purchased and sold in foreign currencies and Inflation Protected Securities Fund may invest a portion of its assets in such securities. The value of such Funds' assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Such Funds also will incur costs in converting United States dollars to local currencies, and vice versa. International Fund and Inflation Protected Securities Fund therefore may enter into foreign currency transactions as a principal investment strategy.

     International Fund and Inflation Protected Securities Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specified price on a future date agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     International Fund and Inflation Protected Securities Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. International Fund and Inflation Protected Securities Fund also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

     Although a foreign currency hedge may be effective in protecting International Fund or Inflation Protected Securities Fund from losses resulting from unfavorable changes in exchange rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's or sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, an Underlying Fund may realize losses on its foreign currency transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Neither International Fund nor Inflation Protected Securities Fund will enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency. Each such Underlying Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. International Fund and Inflation Protected Securities Fund generally will not enter into a forward contract with a term longer than one year.


     Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, International Fund and Inflation Protected Securities Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, such Underlying Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.


     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund or Inflation Protected Securities Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if an Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Underlying Fund's gain would be offset in part by the premium paid for the option. Similarly, if an Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

     A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

     Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

     Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

MORTGAGE-BACKED SECURITIES

     Core Bond Fund and Inflation Protected Securities Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private pass-through securities and collateralized mortgage obligations ("CMOs"), as described below.

     Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying

Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The applicable Underlying Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate that changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate that changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates that they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class that is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the applicable Underlying Funds will invest more than 10% of their total fixed income assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     The Fixed Income Funds may invest in adjustable rate mortgage securities ("ARMS") as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps that limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

CORPORATE DEBT SECURITIES

     The Fixed Income Funds may invest in corporate debt securities as a principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

ASSET-BACKED SECURITIES

     Core Bond Fund and Inflation Protected Securities Fund may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

     High Income Bond Fund, Core Bond Fund and Inflation Protected Securities Fund may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     Inflation Protected Securities Fund may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Fixed Income Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa3, BBB- and BBB-, respectively). If ratings are provided by only two of those ratings agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund may invest in non-investment grade debt obligations rated at least B- by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B-, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for investments by High Income Bond Fund (which means that this Underlying Fund may invest in bonds in default).

     The "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events.

Thus, the success of an Underlying Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

     High Income Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

     If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

U.S. GOVERNMENT SECURITIES

     The Fixed Income Funds and Prime Obligations Fund invest in U.S. government securities as a principal investment strategy and the Equity Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which such Underlying Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     The government securities in which the Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities such as GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "--Mortgage-Backed Securities" above for a description of these securities and the Underlying Funds that may invest in them.

INFLATION PROTECTED SECURITIES

     Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Fixed Income Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities.

     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     Any increase in the principal amount of an inflation protected security will be considered taxable income to the Underlying Fund, even though the Underlying Fund does not receive its principal until maturity.

ZERO COUPON SECURITIES

     The Fixed Income Funds may invest in zero coupon, fixed income securities as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

     The debt obligations in which the Fixed Income Funds invest as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PARTICIPATION INTERESTS

     High Income Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. High Income Bond Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. High Income Bond Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate of interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

FIXED INCOME SECURITIES -- EQUITY FUNDS

     The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Short-Term Investments." Equity Income Fund may invest in these securities as a non-principal investment strategy and the other Equity Funds may do so as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa3, BBB- and BBB- (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa3 or BBB-, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa3 or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

     In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "--Debt Obligations Rated Less Than Investment Grade."

     The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

     High Income Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by High Income Bond Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause High Income Bond Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK; CONVERTIBLE SECURITIES

     The Equity Funds and the Fixed Income Funds may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

     The Fixed Income Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Common stocks acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Fixed Income Funds as soon as practicable in an orderly manner.

TRUST PREFERRED SECURITIES

     The Fixed Income Funds may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

EXCHANGE TRADED FUNDS

     The Equity Funds and the Fixed Income Funds may invest in exchange traded funds as a non-principal investment strategy. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each such Underlying Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CLOSED-END INVESTMENT COMPANIES

     The Fixed Income Funds may invest up to 10% of their total assets in closed-end investment companies that invest in securities eligible for investment by the respective Fixed Income Fund. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Underlying Fund and its shareholders. If an Underlying Fund acquires shares of closed-end investment companies, Underlying Fund shareholders (including the Funds) would bear their proportionate share of the expenses of the Underlying Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

LOAN PARTICIPATIONS

     Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. Loan participations represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Underlying Fund's investment advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's net assets.

CREDIT ENHANCEMENT AGREEMENTS

     Prime Obligations Fund, as a non-principal investment strategy, may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when Prime Obligations Fund's investment advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable.

MONEY MARKET FUNDS


     When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund's investment advisor. Investments by the Underlying Funds in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

                INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE UNDERLYING FUNDS OTHER THAN PRIME OBLIGATIONS
FUND

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, each of the Underlying Funds that is a series of FAIF is subject to the investment restrictions set forth below. (Each such Underlying Fund is referred to in the remainder of this section as a "Fund.") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the Funds will:

     1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.


     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Real Estate Securities Fund).


     4.   Invest for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

     None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. (For the remainder of this section, Prime Obligations Fund is sometimes referred to as the "Fund.") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions set forth in paragraphs 7 and 8 below are non-fundamental and may be changed by FAF's Board of Directors without a shareholder vote.

     The Fund will not:

     1. Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     4.   Invest for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Fund currently does not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 (as discussed below under "Additional Restrictions") would be deemed to be loans.

     The following restrictions are non-fundamental and may be changed by FAF's Board of Directors without shareholder vote.

     The Fund will not:

     1.   Sell securities short.


     2. Borrow money in an amount exceeding 10% of a Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.


     3.   Invest more than 10% of its net assets in illiquid securities.

     In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

     In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE


     Each Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes complete portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), and the series of FAF (the "Money Market Funds"), which are money market funds, by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Nonpublic Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Nonpublic Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent he use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. Because of the types of securities held by the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

     Disclosure within the Advisor and to Fund Directors. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Advisor and who have a need to know the information, such as investment, compliance, and treasury personnel, without prior approval. The Advisor's employees are bound by the Disclosure Policies and by the Advisor's Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.

     Nonpublic Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special Board of Directors meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Funds' Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.


     Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Funds to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.


     Ongoing Arrangements. The Funds currently provide Nonpublic Holdings Information on a weekly basis to an entity that provides Class B share financing to the Funds, and Nonpublic Holdings Information is provided on a quarterly basis to an entity that provides post-trade execution analysis with respect to securities trades made for the Funds.


     Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Funds' Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the relevant Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund's advisor and the advisor's affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Fund's advisor or the advisor's affiliates on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.


     Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. Before Nonpublic Holdings Information is provided to a new ranking or rating organization or entity that provides investment coverage and/or analytical information, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.


     Disclosure as Required by Applicable Law. Undisclosed Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Advisor could be used in a manner adverse to a Fund ad its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor their investment advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

     The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures, if any.

     Under the foregoing policies and procedures, in the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FASF's Board of Directors is generally responsible for the overall operation and management of FASF.

INDEPENDENT DIRECTORS


                                                                                                      NUMBER OF            OTHER
                         POSITION(S)       TERM OF OFFICE                                        PORTFOLIOS IN FUND    DIRECTORSHIPS
  NAME, ADDRESS, AND         HELD          AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     COMPLEX OVERSEEN        HELD BY
    YEAR OF BIRTH         WITH FUND         TIME SERVED                 PAST 5 YEARS                 BY DIRECTOR         DIRECTOR*
----------------------   -----------   ---------------------   ------------------------------   --------------------   -------------
Benjamin R. Field III,   Director      Term expiring earlier   Retired; Senior Financial        First American Funds   None
800 Nicollet Mall,                     of death,               Advisor, Bemis Company, Inc.,    Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   from May 2002 to March 2003;     registered
(1939)                                 disqualification, or    Senior Vice President, Chief     investment
                                       successor duly          Financial Officer and            companies, including
                                       elected and             Treasurer, Bemis, through        55 portfolios
                                       qualified. Director     April 2002
                                       of FASF since
                                       September 2003

Roger A. Gibson, 800     Director      Term expiring earlier   Retired; Vice President, Cargo   First American Funds   None
Nicollet Mall,                         of death,               - United Airlines, from July     Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   2001 through July 2004; Vice     registered
(1946)                                 disqualification, or    President, North                 investment
                                       successor duly          America-Mountain Region for      companies, including
                                       elected and             United Airlines (prior to July   55 portfolios
                                       qualified. Director     2001)
                                       of FASF since October
                                       1997

Victoria J. Herget,      Director      Term expiring earlier   Investment consultant and        First American Funds   None
800 Nicollet Mall,                     of death,               non-profit board member since    Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   2001; Managing Director of       registered
(1951)                                 disqualification, or    Zurich Scudder Investments       investment
                                       successor duly          through 2001                     companies, including
                                       elected and                                              55 portfolios
                                       qualified. Director
                                       of FASF since
                                       September 2003

Leonard W. Kedrowski,    Director      Term expiring earlier   Owner, Executive and             First American Funds   None
800 Nicollet Mall,                     of death,               Management Consulting, Inc., a   Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   management consulting firm;      registered
(1941)                                 disqualification, or    Board member, GC McGuiggan       investment
                                       successor duly          Corporation (dba Smyth           companies, including
                                       elected and             Companies), a label printer;     55 portfolios
                                       qualified. Director     former Chief Executive
                                       of FASF since           Officer, Creative Promotions
                                       November 1996           International, LLC, a
                                                               promotional award programs and
                                                               products company, through
                                                               October 2003; Advisory Board
                                                               Member, Designer Doors, a
                                                               manufacturer of designer
                                                               doors, through 2002

Richard K. Riederer,     Director      Term expiring earlier   Retired; Director, President     First American Funds   Cleveland-
800 Nicollet Mall,                     of death,               and Chief Executive Officer,     Complex: eleven        Cliffs Inc
Minneapolis, MN 55402                  resignation, removal,   Weirton Steel through 2001       registered             (a producer
(1944)                                 disqualification, or                                     investment             of iron ore
                                       successor duly                                           companies, including   pellets)
                                       elected and                                              55 portfolios
                                       qualified. Director
                                       of FASF since August
                                       2001

Joseph D. Strauss,       Director      Term expiring earlier   Attorney At Law, Owner and       First American Funds   None
800 Nicollet Mall,                     of death,               President, Strauss Management    Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   Company, a Minnesota holding     registered
(1940)                                 disqualification, or    company for various              investment
                                       successor duly          organizational management        companies, including
                                       elected and             business ventures; Owner,        55 portfolios
                                       qualified. Director     Chairman and Chief Executive
                                       of FASF since           Officer, Community Resource
                                       September 1996          Partnerships, Inc., a
                                                               strategic planning, operations
                                                               management, government
                                                               relations, transportation
                                                               planning and public relations
                                                               organization; Owner, Chairman
                                                               and Chief Executive Officer,
                                                               Excensus(TM) LLC, a strategic
                                                               demographic planning and
                                                               application development firm,
                                                               since 2001

                                                                                                      NUMBER OF            OTHER
                         POSITION(S)       TERM OF OFFICE                                        PORTFOLIOS IN FUND    DIRECTORSHIPS
  NAME, ADDRESS, AND         HELD          AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     COMPLEX OVERSEEN        HELD BY
    YEAR OF BIRTH         WITH FUND         TIME SERVED                 PAST 5 YEARS                 BY DIRECTOR         DIRECTOR*
----------------------   -----------   ---------------------   ------------------------------   --------------------   -------------
Virginia L. Stringer,    Chair;        Chair term three        Owner and President, Strategic   First American Funds   None
800 Nicollet Mall,       Director      years. Director term    Management Resources, Inc., a    Complex: eleven
Minneapolis, MN 55402                  expiring earlier of     management consulting firm;      registered
(1944)                                 death, resignation,     Executive Consultant for State   investment
                                       removal,                Farm Insurance Cos               companies, including
                                       disqualification, or                                     55 portfolios
                                       successor duly
                                       elected and
                                       qualified. Chair of
                                       FASF's Board since
                                       September 1997;
                                       Director of FASF
                                       since September 1996

James M. Wade,           Director      Term expiring earlier   Owner and President, Jim Wade    First American Funds   None
800 Nicollet Mall,                     of death,               Homes, a homebuilding company,   Complex: eleven
Minneapolis, MN 55402                  resignation, removal,   since 1999                       registered
(1943)                                 disqualification, or                                     investment
                                       successor duly                                           companies, including
                                       elected and                                              55 portfolios
                                       qualified. Director
                                       of FASF since August
                                       2001

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS


       NAME, ADDRESS, AND           POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)
         YEAR OF BIRTH                 WITH FUND                   TIME SERVED                         DURING PAST 5 YEARS
-------------------------------   -------------------   --------------------------------   -----------------------------------------
Thomas S. Schreier, Jr.,          President             Re-elected by the Board            Chief Executive Officer of FAF Advisors,
FAF Advisors, Inc.,                                     annually; President of FASF        Inc. since May 2001; Chief Executive
800 Nicollet Mall, Minneapolis,                         since February 2001                Officer of First American Asset
Minnesota 55402 (1962) *                                                                   Management from December 2000 through May
                                                                                           2001 and of Firstar Investment & Research
                                                                                           Management Company from February 2001
                                                                                           through May 2001; Senior Managing
                                                                                           Director and Head of Equity Research of
                                                                                           U.S. Bancorp Piper Jaffray from October
                                                                                           1998 through December 2000; prior to
                                                                                           October 1988, Senior Airline Analyst and
                                                                                           a Director in the Research Department,
                                                                                           Credit Suisse First Boston

Mark S. Jordahl,                  Vice President -      Re-elected by the Board            Chief Investment Officer of FAF Advisors,
FAF Advisors, Inc.                Investments           annually; Vice President -         Inc. since September 2001; President and
800 Nicollet Mall, Minneapolis,                         Investments of FASF since          Chief Investment Officer, ING Investment
Minnesota 55402 (1960) *                                September 2001                     Management - Americas (September 2000 to
                                                                                           June 2001); Senior Vice President and
                                                                                           Chief Investment Officer, ReliaStar
                                                                                           Financial Corp. (January 1998 to
                                                                                           September 2000)

Jeffery M. Wilson,                Vice President -      Re-elected by the Board            Senior Vice President of FAF Advisors
FAF Advisors, Inc.                Administration        annually; Vice President -         since May 2001; prior thereto, Senior
800 Nicollet Mall, Minneapolis,                         Administration of FASF since       Vice President of First American Asset
Minnesota 55402 (1956) *                                March 2000                         Management

Charles D. Gariboldi,             Treasurer             Re-elected by the Board            Mutual funds treasurer, FAF Advisors,
FAF Advisors, Inc.                                      annually; Treasurer of FASF        Inc., since October 2004; prior thereto,
800 Nicollet Mall, Minneapolis,                         since December 2004                vice president for investment accounting
Minnesota 55402 (1959) *                                                                   and fund treasurer of Thrivent Financial
                                                                                           for Lutherans

Jill M. Stevenson,                Assistant Treasurer   Re-elected by the Board            Assistant Treasurer, FAF Advisors, Inc.
FAF Advisors, Inc.                                      annually; Assistant Treasurer      since September 2005; Director, Senior
800 Nicollet Mall, Minneapolis,                         of FASF since September 2005       Project Manager, FAF Advisors, Inc. from
MN 55402 (1965)*                                                                           May 2003 to September 2005; prior
                                                                                           thereto, Vice President, Director of
                                                                                           Operations, Paladin Investment
                                                                                           Associates, LLC

       NAME, ADDRESS, AND           POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)
         YEAR OF BIRTH                 WITH FUND                   TIME SERVED                         DURING PAST 5 YEARS
-------------------------------   -------------------   --------------------------------   -----------------------------------------
David H. Lui,                     Chief Compliance      Re-elected by the                  Chief Compliance Officer of FAF Advisors,
U.S. Bancorp Asset                Officer               Board annually;                    Inc. since March 2005; prior thereto,
Management, Inc.                                        Chief Compliance                   Chief Compliance Officer for Franklin
800 Nicollet Mall, Minneapolis,                         Officer of FASF since              Advisors, Inc. and Chief Compliance
MN 55402 (1960)*                                        March 2005                         Counsel for Franklin Templeton
                                                                                           Investments since 2004; prior thereto,
                                                                                           Chief Compliance Counsel and Head of
                                                                                           Institutional Compliance, Charles Schwab
                                                                                           & Co., Inc. (1992 to 2004)

Kathleen L. Prudhomme,            Secretary             Re-elected by the Board            Deputy General Counsel, FAF Advisors,
FAF Advisors, Inc.                                      annually; Secretary of FASF        since November 2004; prior thereto,
800 Nicollet Mall Minneapolis,                          since December 2004; prior         Partner, Dorsey & Whitney LLP, a
Minnesota 55402 (1953)*                                 thereto, Assistant Secretary       Minneapolis-based law firm
                                                        of FASF since September 1998

Brett L. Agnew,                   Assistant Secretary   Re-elected by the Board            Attorney, FAF Advisors, Inc., since
FAF Advisors, Inc.                                      annually; Assistant Secretary      August 2004; 2001-2004, Senior Counsel,
800 Nicollet Mall Minneapolis,                          of FASF since December 2004        Thrivent Financial for Lutherans; prior
Minnesota 55402 (1971)*                                                                    thereto, consultant, Principal Financial
                                                                                           Group

James D. Alt,                     Assistant Secretary   Re-elected by the Board            Partner, Dorsey & Whitney LLP, a
50 South Sixth Street,                                  annually; Assistant Secretary      Minneapolis-based law firm.
Suite 1500, Minneapolis,                                of FASF since December 2004;
Minnesota 55402 (1951)                                  Secretary of FASF from June 2002
                                                        through December 2004; Assistant
                                                        Secretary of FASF from September
                                                        1998 through June 2002.

James R. Arnold,                  Assistant Secretary   Re-elected by the Board            Vice President, U.S. Bancorp Fund
615 E. Michigan Street,                                 annually; Assistant Secretary of   Services, LLC since March 2002; Senior
Milwaukee, WI 53202 (1957) *                            FASF since June 2003               Administration Services Manager, UMB Fund
                                                                                           Services, Inc. through March 2002

Douglas G. Hess,                  Assistant Secretary   Re-elected by the Board            Vice President, U.S. Bancorp Fund
615 E. Michigan Street,                                 annually; Assistant Secretary of   Services, LLC since November 2002; prior
Milwaukee, WI 53202 (1967) *                            FASF since September 2001          thereto, Assistant Vice President, Fund
                                                                                           Compliance Administrator, U.S. Bancorp
                                                                                           Fund Services LLC



* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for FASF. Messrs. Arnold and Hess are employees of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Sub-Administrator for FASF.


STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FASF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                                                         NUMBER OF
                                                                                                                        FUND COMPLEX
                                                                                                                         COMMITTEE
                                                                                                                          MEETINGS
                                                                                                                        HELD DURING
                                                                                                                       FASF'S FISCAL
                                                                                                                            YEAR
                                           COMMITTEE FUNCTION                              COMMITTEE MEMBERS           ENDED 8/31/05
                                           ------------------                              -----------------           -------------
Audit Committee        The purposes of the Committee are (1) to oversee the          Leonard W. Kedrowski (Chair)            7
                       Funds' accounting and financial reporting policies and            Benjamin R. Field III
                       practices, their internal controls and, as appropriate,            Richard K. Riederer
                       the internal controls of certain service providers; (2)     Virginia L. Stringer (ex-officio)
                       to oversee the quality of the Funds' financial statements
                       and the independent audit thereof; (3) to assist Board
                       oversight of the Funds' compliance with legal and
                       regulatory requirements; and (4) to act as a liaison
                       between the

                       Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Pricing Committee      The Committee is responsible for valuing portfolio               Roger A. Gibson (Chair)              2
                       securities for which market quotations are not readily                James M. Wade
                       available, pursuant to procedures established by the              Benjamin R. Field III
                       Board of Directors.                                         Virginia L. Stringer (ex-officio)

Governance Committee   The Committee has responsibilities relating to (1) Board        Joseph D. Strauss (Chair)             4
                       and Committee composition (including, interviewing and                James M. Wade
                       recommending to the Board nominees for election as                 Victoria J. Herget
                       directors; reviewing the independence of all independent    Virginia L. Stringer (ex-officio)
                       directors; reviewing Board composition to determine the
                       appropriateness of adding individuals with different
                       backgrounds or skills; reporting to the Board on which
                       current and potential members of the Audit Committee
                       qualify as Audit Committee Financial Experts;
                       recommending a successor to the Board Chair when a
                       vacancy occurs; consulting with the Board Chair on
                       Committee assignments; and in anticipation of the Board's
                       request for shareholder approval of a slate of directors,
                       recommending to the Board the slate of directors to be
                       presented for Board and shareholder approval); (2)
                       Committee structure (including, at least annually,
                       reviewing each Committee's structure and membership and
                       reviewing each Committee's charter and suggesting changes
                       thereto); (3) director education (including developing an
                       annual education calendar; monitoring independent
                       director attendance at educational seminars and
                       conferences; developing and conducting orientation
                       sessions for new independent directors; and managing the
                       Board's education program in a cost-effective manner);
                       and (4) governance practices (including reviewing and
                       making recommendations regarding director compensation
                       and director expenses; monitoring director investments in
                       the Funds; monitoring compliance with director retirement
                       policies; reviewing compliance with the prohibition from
                       serving on the board of directors of mutual funds that
                       are not part of the First American Fund Complex; if
                       requested, assisting the Board Chair in overseeing
                       self-evaluation process; in collaboration with outside
                       counsel, developing policies and procedures addressing
                       matters which should come before the Committee in the
                       proper exercise of its duties; reviewing the Board's
                       adherence to industry "best practices;" reviewing and
                       recommending changes in Board governance policies,
                       procedures and practices; reporting the Committee's
                       activities to the Board and making such recommendations;
                       reviewing and, as appropriate; recommending that the
                       Board make changes to the Committee's charter).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FASF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FASF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                       DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
  NAME OF DIRECTOR       SECURITIES IN FASF     SECURITIES IN THE FIRST AMERICAN FUNDS COMPLEX*
  ----------------     ----------------------   -----------------------------------------------
Benjamin R. Field                    None                        Over $100,000
Roger A. Gibson                      None                        Over $100,000
Victoria J. Herget                   None                        Over $100,000
Leonard W. Kedrowski        Over $100,000                        Over $100,000
Richard K. Riederer                  None                        Over $100,000
Joseph D. Strauss                    None                        Over $100,000
Virginia L. Stringer                 None                        Over $100,000
James M. Wade                        None                        Over $100,000

* The dollar range disclosed is based on the value of the securities as of September 30, 2005.

     As of October 31, 2005, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

COMPENSATION


     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000, increasing to $80,000 effective January 1, 2006, in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000, increasing to $15,000 effective January 1, 2006. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500, increasing to $10,000 effective January 1, 2006, in the case of the Chair);

     - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750, increasing to $5,000 effective January 1, 2006, in the case of the Chair);


     - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair, increasing to $4,250 for the Audit Committee chair effective January 1, 2006);



     - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair, increasing to $2,125 for the Audit Committee chair effective January 1, 2006); and


     - $2,500 for in-person attendance at any opening executive session ($3,750, increasing to $5,000 effective January 1, 2006, in the case of the Chair).

     Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds on the basis of net assets.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

     The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal period ended August 31, 2005. No executive officer or affiliated person of FASF received any compensation from FASF in excess of $60,000 during such fiscal period:

                                                                                                              TOTAL COMPENSATION
                                                                                           ESTIMATED ANNUAL   FROM REGISTRANT AND
                                 AGGREGATE COMPENSATION   PENSION OR RETIREMENT BENEFITS     BENEFITS UPON   FUND COMPLEX PAID TO
NAME OF PERSON, POSITION           FROM REGISTRANT (1)   ACCRUED AS PART OF FUND EXPENSES      RETIREMENT      DIRECTORS (2)(3)
------------------------         ----------------------  --------------------------------  ----------------  --------------------
Benjamin R. Field III, Director           $1,114                        -0-                       -0-             $ 115,625
Roger A. Gibson, Director                    971                        -0-                       -0-               103,750
Victoria J. Herget, Director                 964                        -0-                       -0-               100,000
Leonard W. Kedrowski, Director             1,148                        -0-                       -0-               133,125
Richard K. Riederer, Director              1,084                        -0-                       -0-               112,500
Joseph D. Strauss, Director                  904                        -0-                       -0-                93,750
Virginia L. Stringer, Director
& Chair                                    1,783                        -0-                       -0-               185,000
James M. Wade, Director                      964                        -0-                       -0-               100,000

(1) Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $250; and Leonard W. Kedrowski, $1,148.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $29,000; and Leonard W. Kedrowski, $133,125.

SALES LOADS

          Directors of the Funds and certain other Fund affiliates may purchase the Fund's Class A shares at net asset value without a sales charge. See the Class A share prospectus for details.

                                 CODE OF ETHICS


     First American Strategy Funds, Inc., FAF Advisors, Inc., J.P. Morgan Investment Management, Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchase or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.


                              PROXY VOTING POLICIES

The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR


     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2005, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $207 billion, consolidated deposits of $121 billion and shareholders' equity of $19.9 billion.


     Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.25% of the Fund's average daily net assets.

     The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FASF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2003 and September 30, 2004, and the fiscal period ended August 31, 2005:

                                          FISCAL YEAR ENDED               FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                         SEPTEMBER 30, 2003              SEPTEMBER 30, 2004             AUGUST 31, 2005
                                   -----------------------------  -----------------------------  -----------------------------
                                    ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE
                                   BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                                   --------------  -------------  --------------  -------------  --------------  -------------
Aggressive Growth Allocation Fund     $227,850          $0*          $229,900            $0*        $215,872          $0*
Growth Allocation Fund                 292,323           0*           319,359             0*         302,257           0*
Growth & Income Allocation Fund        572,449           0*           606,283             0*         563,274           0*
Income Allocation Fund                 142,273           0*           188,004             0*         198,036           0*

                                          FISCAL YEAR ENDED              FISCAL YEAR ENDED            FISCAL PERIOD ENDED
                                         SEPTEMBER 30, 2003             SEPTEMBER 30, 2004              AUGUST 31, 2005
                                   -----------------------------  -----------------------------  -----------------------------
                                    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE
                                   BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                                   --------------  -------------  --------------  -------------  --------------  -------------
Aggressive Growth Allocation Fund     $227,850          $0*          $229,900          $0*           $215,872        $0*
Growth Allocation Fund                 292,323           0*           319,359           0*            302,257         0*
Growth & Income Allocation Fund        572,449           0*           606,283           0*            563,274         0*
Income Allocation Fund                 142,273           0*           188,004           0*            198,036         0*

* Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the Funds and the Advisor.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS


     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions; hereinafter "Institutions") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.



     The amounts of these payments could be significant and may create an incentive for an Institution or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Institution may elevate the prominence or profile of the Funds within the Institution's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Institution's organization.



     These payments are made pursuant to agreements with Institutions and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.



     The categories of payments described below are not mutually exclusive, and a single Institution may receive payments under all categories.



Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Institutions that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.



Marketing Support Payments. Services for which an Institution receives marketing support payments may include business planning assistance, advertising, educating the Institution's personnel about the First American Funds and shareholder financial planning needs, placement on the Institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Institution. In addition, Institutions may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Institution. The Advisor and/or the Distributor compensates Institutions differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Institution.



     Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Institution sells or may sell, the value of the assets invested in the Funds by the Institution's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.



Program Servicing Payments. Services for which an Institution receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Institution may perform program services itself or may arrange with a third party to perform program services.



     Program servicing payments typically apply to retirement plans or fee-based advisory programs but may apply to retail sales and assets, in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Institution. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.



     The Advisor and/or the Distributor may make one-time or periodic payments to selected Institutions receiving program servicing payments to reimburse printing costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Institution, or for the establishment of First American Funds on the Institution's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Institution on an annual basis to exceed the basis point amount set forth below.



     Except as described in the foregoing paragraph, in the case of any one Institution, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Institution on an annual basis.



Other Payments



     From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Institutions that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Institutions for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Institution employees, client and investor events and other Institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.



     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.



     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.



     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Institution for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.



     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



Institutions Receiving Additional Payments



     The following is a list of Institutions receiving one or more of the types of payments discussed above as of March 16, 2006:



401(k) Investment Services, Inc.



A.G. Edwards & Sons, Inc.



American Stock Transfer & Trust Company



Ameriprise Financial Services, Inc.



Bisys Retirement Services, Inc.



Ceridian Corporation



Charles Schwab & Co., Inc.



Citigroup Global Markets Inc.



City National Bank



Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network



Country Capital Management Company



CPI Qualified Plan Consultants, Inc.



Dyatech, LLC



ExpertPlan, Inc.



Fidelity Investments Institutional Operations Company



Fintegra, LLC



Hewitt Associates LLC



J.P. Morgan Retirement Plan Services, LLC



Linsco/Private Ledger Corp.



McDonald Investments, Inc.



Mercer HR Outsourcing LLC



Merrill Lynch, Pierce, Fenner & Smith Inc.



MetLife Securities, Inc.



Metropolitan Life Insurance Company



Mid Atlantic Capital Corporation

Milliman & Robertson, Inc.



Morgan Stanley DW Inc



MSCS Financial Services, LLC



National Financial Services LLC



National Investor Services Corp.



National Planning Holdings, Inc.



Pershing LLC



Piper Jaffray & Company



Raymond James & Associates



Raymond James Financial Services, Inc.



RBC Dain Rauscher, Inc.



Robert W. Baird & Co., Inc.



Stanton Trust Company N.A.



Stifel, Nicolaus & Co., Inc.



Sungard Financial Networks



Symetra Life Insurance Company



TD Waterhouse Investor Services, Inc.



The Prudential Insurance Company of America



The Retirement Plan Company, LLC



UBS Financial Services, Inc.



Unified Trust, N.A.



U.S. Bancorp Investments, Inc.



U.S. Bank, N.A.



Wachovia Bank, N.A.



Wells Fargo Bank, N.A.



     Any additions, modification or deletions to the list of Institutions identified above that have occurred since March 16, 2006 are not reflected.








ADMINISTRATOR


     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2005. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various Sub-Administration services. USBFS is a subsidiary of U.S. Bancorp.


     Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family included all series of FAF, FASF and FAIF.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

     The following table sets forth total administrative fees (including fees paid to USBFS through June 30, 2005 for transfer agency services provided under the Sub-Administration Agreement), after waivers, paid by each of the Funds listed below to FAF Advisors and USBFS for the fiscal years ended September 30, 2003 and September 30, 2004, and the fiscal period ended August 31, 2005:


                                     FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
                                    SEPTEMBER 30, 2003   SEPTEMBER 30, 2004     AUGUST 31, 2005
                                    ------------------   ------------------   -------------------
Aggressive Growth Allocation Fund        $317,999             $313,635              $183,411
Growth Allocation Fund                    407,901              435,786               310,718
Growth & Income Allocation Fund           797,933              927,031               549.760
Income Allocation Fund                    198,366              256,700               241,998

TRANSFER AGENT

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated July 1, 2005. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds pay $18,500 per share class and additional per account fees for transfer agent services. The Funds also pay a fee equal, on an annual basis of 0.10% of each Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to institutions with which it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

     The following table sets forth transfer agent fees paid by the Funds to USBFS for the period July 1 to August 31, 2005:

FUND                                         TRANSFER AGENT FEES
----                                         -------------------
Strategy Aggressive Growth Allocation Fund         $29,093
Strategy Growth Allocation Fund                     46,741
Strategy Growth & Income Allocation Fund            75,834
Strategy Income Allocation Fund                     66,810

DISTRIBUTOR

     Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement"). The Distributor is a wholly-owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, is one of the Participating Institutions.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not interested persons of FASF and who have no direct or indirect financial interest in the operation of FASF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Distributor during the fiscal years ended September 30, 2003 and September 30, 2004, and the fiscal period ended August 31, 2005:

                         TOTAL UNDERWRITING COMMISSIONS

                                     FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
                                    SEPTEMBER 30, 2003   SEPTEMBER 30, 2004     AUGUST 31, 2005
                                    ------------------   ------------------   -------------------
Aggressive Growth Allocation Fund        $ 37,606             $ 74,236              $130,131
Growth Allocation Fund                     69,042              185,231               298,030
Growth & Income Allocation Fund           337,073              234,134               290,831
Income Allocation Fund                     53,009              118,468               112,052

              UNDERWRITING COMMISSIONS RETAINED BY THE DISTRIBUTOR

                                     FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
                                    SEPTEMBER 30, 2003   SEPTEMBER 30, 2004     AUGUST 31, 2005
                                    ------------------   ------------------   -------------------
Aggressive Growth Allocation Fund        $  5,239              $ 3,625              $15,538
Growth Allocation Fund                      7,580               12,270               28,257
Growth & Income Allocation Fund           248,502                8,689               27,792
Income Allocation Fund                      4,710                  -0-               11,410

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal period:

                                             NET UNDERWRITING   COMPENSATION ON
                                               DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                                COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                             ----------------   ---------------   -----------   -------------
Strategy Aggressive Growth Allocation Fund        $15,538           $ 6,361            --             --
Strategy Growth Allocation Fund                    28,257            10,978            --             --
Strategy Growth & Income Allocation Fund           27,792            11,432            --             --
Strategy Income Allocation Fund                    11,410            19.164            --             --

----------
* As disclosed below, the Funds also paid fees to the Distributor under FASF's Rule 12b-1 Distribution and Service Plan. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds' Co-Administration Agreement.


     FASF has entered into a Shareholder Service Plan and Agreement with FAF Advisors, under which FAF Advisors has agreed to provide FASF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FASF, one or more specified shareholder services to beneficial owners of Class R Shares. FAF Advisors has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class R Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay FAF Advisors a fee at an annual rate of 0.15% of the average net asset value of the Class R Shares, computed daily and paid monthly. FAF Advisors is to pay any shareholder service providers with which it enters into written agreements out of this amount. FAF Advisors is currently waiving the payment of all fees under the Shareholder Service Plan and Agreement. This waiver may be discontinued at any time.


     Prior to June 30, 2004, the Class R Shares were designated Class S Shares. FASF had entered into a Shareholder Service Plan and Agreement with the Distributor with respect to the Class S Shares (the "Class S Shareholder Service Plan and Agreement"), under which the Distributor had agreed to provide FASF, or enter into written agreements with other service providers pursuant to which the service providers would provide FASF, one or more specified shareholder services to beneficial owners of Class S Shares. Pursuant to the Class S Shareholder Service Plan and Agreement, the Funds paid the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor paid shareholder service providers with which it had entered into written agreements out of this amount.

     The following tables set forth the total shareholder servicing fees, after waivers, paid by Class S Shares of the Funds to the Distributor for the fiscal year ended September 30, 2003 and September 30, 2004:

                                                              CLASS S SHARES
                                                        SHAREHOLDER SERVICING FEES
                                                 ---------------------------------------
                                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                                 SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                                 ------------------   ------------------
Strategy Aggressive Growth Allocation Fund (1)         $2,665               $1,808
Strategy Growth Allocation Fund (1)                     4,994                5,633
Strategy Growth & Income Allocation Fund (1)            7,429                8,913
Strategy Income Allocation Fund (1)                     2,161                2,194

     FASF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the plan are used for the primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following tables set forth the total Rule 12b-1 fees, after waivers, paid by each class of the Funds listed below for each of the Funds for the fiscal years ended September 30, 2003 and September 30, 2004, and the fiscal period ended August 31, 2005. As noted above, no distribution fees are paid with respect to Class Y shares. In addition, no distribution fees were paid with respect to the Class R shares of the Funds (formerly designated Class S shares) prior to June 30, 2004.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                              CLASS A   CLASS B   CLASS C
                                             --------   -------   -------
Strategy Aggressive Allocation Fund          $148,615    $4,193   $ 5,711
Strategy Growth Allocation Fund               189,601     4,330    26,825
Strategy Growth & Income Allocation Fund      366,542     6,539    28,517
Strategy Income Allocation Fund                86,215     5,747     9,671

                      FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                              CLASS A   CLASS B   CLASS C   CLASS R
                                             --------   -------   -------   -------
Strategy Aggressive Allocation Fund          $151,394   $10,697   $ 9,825     $ 1
Strategy Growth Allocation Fund               189,656    16,491    35,568      13
Strategy Growth & Income Allocation Fund      345,482    20,353    36,962       1
Strategy Income Allocation Fund                78,570    16,149    16,653       1

                       FISCAL PERIOD ENDED AUGUST 31, 2005

                                              CLASS A   CLASS B   CLASS C   CLASS R
                                             --------   -------   -------   -------
Strategy Aggressive Growth Allocation Fund   $127.845   $15,846   $11,667     $ 11
Strategy Growth Allocation Fund               166,019    31,785    32,028      372
Strategy Growth & Income Allocation Fund      319,436    31,553    31,841       31
Strategy Income Allocation Fund                68,626    25,532    12,735       19

     The following tables set forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal year ended September 30, 2004 and fiscal period ended August 31, 2005 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                              CLASS A   CLASS B   CLASS C   CLASS R
                                             --------   -------   -------   -------
Strategy Aggressive Allocation Fund          $142,913    $2,391   $ 6,721    $1,775
Strategy Growth Allocation Fund               179,774     3,905    23,509     5,539
Strategy Growth & Income Allocation Fund      330,524     4,726    26,105     8,733
Strategy Income Allocation Fund                69,713     3,770    12,332     2,149

                                               FISCAL PERIOD ENDED AUGUST 31, 2005
                                             --------------------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS R
                                             --------   -------   -------   -------
Strategy Aggressive Growth Allocation Fund   $112,860    $3,415   $ 4,817      $6
Strategy Growth Allocation Fund               148,987     7,368     7,724       5
Strategy Growth & Income Allocation Fund      285,125     7,157    16,792       5
Strategy Income Allocation Fund                56,534     5,662     4,046       7

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. The custodian of the Funds' assets is U.S. Bank (the "Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

     As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISOR FOR THE UNDERLYING FUNDS

     The Advisor of the Funds also serves as investment advisor and manager of each of the Underlying Funds. For information concerning the Advisor, see "Investment Advisory and Other Services for the Funds -- Investment Advisor" above.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement") as amended, FAIF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of the Underlying Funds. The FAIF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on the Underlying Fund's average daily net assets, as set forth in the following table:

UNDERLYING FUND                          GROSS ADVISORY FEE %
---------------                          --------------------
Equity Income Fund(1)                            0.65
Equity Index Fund                                0.25
International Fund                               1.00
Large Cap Growth Opportunities Fund(1)           0.65
Large Cap Select Fund(1)                         0.65
Large Cap Value Fund(1)                          0.65
Mid Cap Growth Opportunities Fund                0.70
Mid Cap Index Fund                               0.25
Mid Cap Value Fund                               0.70
Real Estate Securities Funds                     0.70
Small Cap Growth Opportunities Fund              1.00
Small Cap Index Fund                             0.40
Small Cap Select Fund                            0.70
Small Cap Value Fund                             0.70
Small-Mid Cap Core Fund                          0.70
Core Bond Fund                                   0.50

High Income Bond Fund                            0.70
Inflation Protected Securities Fund              0.50

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.


     Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the "FAF Advisory Agreement"), FAF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. The FAF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fee paid to the Advisor equals, on an annual basis, 0.10% of the Fund's average daily net assets (before any waivers).


     The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates.

     In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

     Information concerning advisory fees paid by the Underlying Funds is set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

SUB-ADVISOR FOR INTERNATIONAL FUND

     Prior to December 9, 2004, Clay Finlay Inc. was the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub-advisory Agreement"). For its services to International Fund under the Clay Finlay Sub-advisory Agreement, Clay Finlay was paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") replaced Clay Finlay as the sub-advisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "J.P. Morgan Sub-advisory Agreement) and is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions for the Fund. J.P. Morgan has been retained by the Advisor and is paid a portion of the advisory fee. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2005, J.P. Morgan and its affiliates had approximately $827 billion in assets under management. For its services to International Fund under the J.P. Morgan Sub-advisory Agreement, J.P. Morgan is paid a monthly fee by the Advisor equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                           ADVISORY FEE AS A
                                             PERCENTAGE OF
                                          AVERAGE NET ASSETS
                                          ------------------
On the first $100 million in assets              0.34%
On the next $250 million in assets               0.30%

On the next $1.25 billion in assets              0.24%
On all assets in excess of $1.6 billion          0.22%

                               PORTFOLIO MANAGERS

COMPENSATION

     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     The Funds' portfolio managers are paid an annual incentive based upon investment performance of the First American Funds for which they have oversight responsibility but not day-to-day management responsibility (the "Oversight Funds") and the effectiveness of the tactical overweighting and underweighting of different asset classes across the Funds and certain other accounts for which they have oversight responsibility, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and median Lipper peer group performance for the Oversight Funds, using a weighted average, and (ii) returns across the Funds and certain other accounts in excess of those that would have been generated by a neutral asset allocation strategy. The maximum annual cash incentive generally is attained when (i) all Oversight Funds have achieved (a) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance, and (b) top quartile performance versus the Lipper industry peer group, and (ii) the spread generated by tactical asset allocation reaches a predetermined level consistent with the benefit sought from such asset allocation. The relative accuracy of risk management tracking error estimates across the First American Funds and other accounts is also factored into the annual cash incentive determination for Mr. Cline.

     Investment performance is measured on a pre-tax basis, gross of fees for each First American Fund result and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' managers as of October 31, 2005.


                                                                                        AMOUNT
                                                                                      SUBJECT TO
                                                        NUMBER OF                    PERFORMANCE-
PORTFOLIO MANAGER         TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS         BASED FEE
-----------------    --------------------------------   ---------   --------------   ------------
David A. Chalupnik   Registered Investment Company          7       $  1.4 billion         0
                     Other Pooled Investment Vehicles       0                    0         0
                     Other Accounts                         0                    0         0
David R. Cline       Registered Investment Company          5       $970.8 million         0
                     Other Pooled Investment Vehicles       0                    0         0

                     Other Accounts                         2       $ 61.0 million         0
Mark S. Jordahl      Registered Investment Company          4       $579.5 million         0
                     Other Pooled Investment Vehicles       0                    0         0
                     Other Accounts                         0                    0         0
Jose A. Rodriguez    Registered Investment Company          5       $970.8 million         0
                     Other Pooled Investment Vehicles       0                    0         0
                     Other Accounts                         0                    0         0

     The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

OWNERSHIP

     The following table indicates as of October 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

     A - $0
     B - $1 - $10,000
     C - $10,001 - $50,000
     D - $50,001 - $100,000
     E - $100,001 - $500,000
     F - $500,001 - $1,000,000
     G - More than $1 million
     F - $500,001 - $1,000,000
     G - More than $1 million


                                                                                      OWNERSHIP IN FUND
PORTFOLIO MANAGER                       FUND                      OWNERSHIP IN FUND        COMPLEX
-----------------    ------------------------------------------   -----------------   -----------------
David A. Chalupnik   Strategy Aggressive Growth Allocation Fund           A                   E
                     Strategy Growth Allocation Fund                      A
                     Strategy Growth & Income Allocation Fund             A
                     Strategy Income Allocation Fund                      A

David R. Cline       Strategy Aggressive Growth Allocation Fund           A                   E
                     Strategy Growth Allocation Fund                      A
                     Strategy Growth & Income Allocation Fund             A
                     Strategy Income Allocation Fund                      A

Mark S. Jordahl      Strategy Aggressive Growth Allocation Fund           A                   F
                     Strategy Growth Allocation Fund                      A
                     Strategy Growth & Income Allocation Fund             A
                     Strategy Income Allocation Fund                      A

Jose A. Rodriguez    Strategy Aggressive Growth Allocation Fund           A                   E
                     Strategy Growth Allocation Fund                      A
                     Strategy Growth & Income Allocation Fund             A
                     Strategy Income Allocation Fund                      A

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     It is anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

     To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

     In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them from a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to managing its accounts.

     The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

     The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.


     In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.



     When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


     The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of December 5, 2005, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                             -------   -------   -------   -------   -------
STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

MUGGS & CO                                    57.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT             5.11%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                51.23%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                             -------   -------   -------   -------   -------
STERLING TRUST COMPANY TR                                         6.05%
EZZIE'S WHOLSALE INC 401K
700 17TH ST STE 310
DENVER CO 80202-3502

US BANK CUST                                                                53.19%
US BANCORP CAP
1805TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MUGGS & CO                                                                  30.31%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                   10.39%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                      5.86%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST                                                                              26.26%
H B JAEGER CO LLC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                              23.72%
SEMAPHORE CORP
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                           17.37%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL FL 5
MINNEAPOLIS MN 55402-7000

MG TRUST                                                                              17.29%
MICHAEL ROBERTS CONSTRUCTION INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                               6.66%
BLUE FROG MOBILE INC
700 17TH ST STE 300
DENVER CO 80202-3531

STRATEGY GROWTH ALLOCATION FUND

MUGGS & CO                                    48.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT             5.96%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                             -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                                45.09%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

STERLING TRUST COMPANY TR                                         14.21%
EZZIE'S WHOLSALE INC 401K
700 17TH ST STE 310
DENVER CO 80202-3502

FIRST CLEARING LLC                                                 7.04%
CAROL WACHHOLZ IRA
FCC AS CUSTODIAN
10465 ELM CREEK RD
WACONIA MN 55387-9573

US BANK CUST                                                                60.39%
US BANCORP CAP
1805TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MUGGS & CO                                                                  30.10%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                    6.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NFSC LLC FEBO                                                                         51.14%
NORTHERN TRUST COMPANY
IRA ROLLOVER
FBO KATHERINE ELLIS NIXON
8 MOREHEAD DR
RYE NY 10580-2518

NFSC LLC FEBO                                                                         21.49%
NORTHERN TRUST COMPANY
IRA ROLLOVER
FBO KENNETH J NIXON III
8 MOREHEAD DR
RYE NY 10580-2518

MG TRUST                                                                               8.95%
SEMAPHORE CORP
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                               6.47%
STEVEN GILMAN
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                               5.59%
LINEBERRY ORTHODONTICS LLC
700 17TH ST STE 300
DENVER CO 80202-3531

STRATEGY GROWTH & INCOME ALLOCCATION FUND

MUGGS & CO                                    39.06%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                             -------   -------   -------   -------   -------
ATTN MUTUAL FUND ADMIN                        30.24%
C/O WACHOVIA BANK
SEI PRIVATE TRUST CO
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

PIPER JAFFRAY FOR THE SOLE BENEFIT                                31.64%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

U S BANCORP INVESTMENTS INC                                       20.84%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

STERLING TRUST COMPANY TR                                          6.51%
EZZIE'S WHOLSALE INC 401K
700 17TH ST STE 310
DENVER CO 80202-3502

US BANK CUST                                                                56.24%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55101-2292

MUGGS & CO                                                                  36.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST                                                                              72.66%
SHUMATE TRI-CITY LLC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                              10.90%
MICHAEL ROBERTS CONSTRUCTION INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                   8.03%
M SPACE
700 17TH ST STE 300
DENVER CO 80202-3531

STRATEGY INCOME ALLOCATION FUND

MUGGS & CO                                    38.81%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT            11.26%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                              5.95%
60 LIVINGSTON AVENUE
ST PAUL MN 55107-2292

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                             -------   -------   -------   -------   -------

US BANCORP INVESTMENTS INC                              5.52%
100 SOUTH FIFTH STREET SUITE 1400
ST PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                                52.44%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                                         7.13%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                         5.59%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

CAPINCO                                                                     47.51%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                  23.37%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                22.95%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55101-2292

BAND & CO                                                                   5.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

M DEAN PATTERSON LLC FEBO                                                             44.60%
PATTERSON MANAGEMENT CO 401K PSP
101 PLEASANT VALLEY BLVD
ALTOONA PA 16602-6412

MG TRUST CO CUST FBO                                                                  17.16%
SEMAPHORE CORP
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                  12.41%
STAR ENTERPRISES INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                  10.85%
MICHAEL ROBERTS CONSTRUCTION INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                   5.23%
WORLDWIDE DISTRIBUTORS INC
700 17TH ST STE 300
DENVER CO 80202-3531

                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of each Fund's Class A Shares, as of August 31, 2005, is as set forth below. The public offering prices of Class B, Class C, Class Y and Class R Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

                                             PUBLIC OFFERING PRICE
                                                    CLASS A
                                             ---------------------
Strategy Income Allocation Fund                      $11.90
Strategy Growth & Income Allocation Fund              10.97
Strategy Growth Allocation Fund                       11.42
Strategy Aggressive Growth Allocation Fund            11.56

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of August 31, 2005.

                                                                          NET ASSET
                                                               SHARES     VALUE PER
                                              NET ASSETS    OUTSTANDING     SHARE
                                             ------------   -----------   ---------
STRATEGY INCOME ALLOCATION FUND
   Class A                                   $ 31,158,264     2,769,593     $11.25
   Class B                                      2,910,044       259,940      11.20
   Class C                                      1,444,770       128,815      11.22
   Class R                                          9,183           816      11.25
   Class Y                                     55,292,586     4,913,937      11.25

STRATEGY GROWTH & INCOME ALLOCATION FUND
   Class A                                   $137,083,534    13,213,408     $10.37
   Class B                                      4,206,103       407,778      10.31
   Class C                                      3,575,632       346,335      10.32
   Class R                                         22,334         2,161      10.33
   Class Y                                    104,248,110    10,067,172      10.36

STRATEGY GROWTH ALLOCATION FUND
   Class A                                   $ 67,967,605     6,297,527     $10.79
   Class B                                      4,225,367       395,136      10.69
   Class C                                      3,976,113       370,722      10.73
   Class R                                         93,243         8,669      10.76
   Class Y                                     60,575,818     5,611,521      10.79

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND
   Class A                                   $ 54,452,107     4,984,601     $10.92
   Class B                                      1,979,530       183,668      10.78
   Class C                                      1,498,957       138,997      10.78
   Class R                                          5,064           465      10.89
   Class Y                                     47 761,831     3,825,386      10.92

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Your Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     When an Underlying Fund lends portfolio securities to a borrower as described above in "General Information--Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First American funds (other than money market funds), or funds managed by Country

Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.


     The amount held in escrow for all FASF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.


     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The Class A, B and C share prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.


     Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectus, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.



     Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.


REINVESTMENT RIGHT

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                  ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

BY TELEPHONE

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central Time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.


     Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by calling Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within three days, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.



     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.





BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Fund, to the shareholder's servicing agent or financial institution. The written request should include the shareholder's name, the account number, the Fund name, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds and the Administrators have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a


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signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                              FINANCIAL STATEMENTS

     The financial statements of FASF included in its Annual Report to shareholders for the fiscal period ended August 31, 2005 are incorporated herein by reference.


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                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.


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

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.


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RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

     MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

     MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

     Section 1.1 Ratings of Commercial Paper

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.


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

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


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                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES


FAF Advisors, Inc. ("FAF Advisors") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors' duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.



In the event of a sub-advisor, FAF Advisors delegates proxy voting to the sub-advisor who is responsible for developing and enforcing policies, which are reviewed regularly by FAF Advisors.



FAF Advisors' Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures and (2) monitoring the activities of FAF Advisors' Proxy Voting Administration Committee.


POLICIES AND PROCEDURES


Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.



Procedures. Responsibility for certain administrative aspects of proxy voting rests with the FAF Advisors' Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provide FAF Advisors with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.



Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.



Although FAF Advisors strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients' best interests. By adopting ISS's policies and generally deferring to ISS's recommendations, FAF Advisors believes the risk related to conflicts will be minimized.


To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.


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In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy
Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that FAF
Advisors faces no material conflicts of the nature discussed above.


If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

     - Obtaining instructions from the affected clients on how to vote the proxy;


     - Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;


     -    Voting in proportion to the other shareholders;

     - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     -    Following the recommendation of a different independent third party.


In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.


REVIEW AND REPORTS

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:


     - Monitor proxy votes cast to ensure they are consistent with FAF Advisors policy.


     -    Ensure proxy votes are cast in a timely manner.

     - Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

VOTE DISCLOSURE TO SHAREHOLDERS

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).


FAF Advisors' separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account.



The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors' vote.



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ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


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CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder


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9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


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